UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 23, 2010

mPhase Technologies, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-30202	22-2287503
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

587 Connecticut Ave.
Norwalk, CT 06854-2741
(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (203) 838-2741

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[  ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e -4(c)).

SECTION 4. – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT:

On July 22, 2010, the Board of Directors appointed Demetrius & Company, LLC. (“Demetrius”) as mPhase Technologies, Inc.’s independent auditors for the 2010 fiscal year, replacing Rosenberg Rich Baker Berman & Company (“Rosenberg”).

On July 22, 2010, the Company dismissed Rosenberg as the Company’s independent auditor effective July 22, 2010. The report of Rosenberg on the Company’s consolidated financial statements for the years ended June 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports on our financial statements contained an explanatory paragraph with respect to uncertainty as to the Company’s ability to continue as a going concern.

For the years ended June 30, 2009 and 2008, and through the date of this Form 8-K, there have been no disagreements with Rosenberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Rosenberg’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended June 30, 2009 and 2008, and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Rosenberg with the disclosures it is making herein no later than the day that the disclosures are filed with the Commission. The Company has requested Rosenberg to furnish it a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. The letter from Rosenberg is attached hereto as exhibit 16.2.

During the years ended June 30, 2009 and 2008, and through July 22, 2010 (the date Demetrius was appointed), the Company did not consult Demetrius with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mPHASE TECHNOLOGIES, INC.
Dated: July 23, 2010	By: /s/ Martin S. Smiley
Martin S. Smiley
Executive Vice President,
Chief Financial Officer and
General Counsel

EXHIBIT INDEX

Exhibit	Description

16.2	Letter from Rosenberg Rich Baker Berman & Company to the Securities and Exchange Commission dated July 23, 2010.